UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2018

UNITED NATURAL FOODS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15723	05-0376157
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

313 Iron Horse Way, Providence, RI 02908
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (401) 528-8634

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
On October 22, 2018, United Natural Foods, Inc. (“UNFI”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (“SEC”) reporting UNFI’s acquisition of SUPERVALU INC. (“Supervalu”). UNFI is filing this Amendment No. 1 (“Amendment No. 1”) to include the financial statements of Supervalu required by Item 9.01(a) of Form 8-K and the pro forma combined financial information of UNFI and Supervalu required by Item 9.01(b) of Form 8-K.
Item 7.01    Regulation FD Disclosure.
In addition to the unaudited pro forma financial information filed as Exhibit 99.3 to this Current Report on Form 8-K/A, UNFI has prepared, and has furnished as Exhibit 99.4 to this Current Report on Form 8-K/A, certain non-GAAP financial information to present the unaudited pro forma Adjusted EBITDA of UNFI for the fiscal year (52 weeks) ended July 28, 2018 and for the first fiscal quarter (13 Weeks) ended October 27, 2018 as if its acquisition of Supervalu was consummated on July 30, 2017. A reconciliation of the non-GAAP pro forma financial information included to pro forma net income of continuing operations presented in Exhibit 99.3 is also included in Exhibit 99.4.
The information in Item 7.01 of this Current Form 8-K/A and Exhibit 99.4 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01    Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The unaudited interim condensed consolidated financial statements of Supervalu as of September 8, 2018 and February 24, 2018, and for the 12 and 28 weeks ended September 8, 2018 and September 9, 2017 are incorporated by reference in this Item 9.01(a) from Supervalu’s Quarterly Report on Form 10-Q for the period ended September 8, 2018, filed with the SEC on October 15, 2018.
The audited consolidated financial statements of Supervalu as of February 24, 2018 and February 25, 2017, and for the fiscal years ended February 24, 2018, February 25, 2017 and February 27, 2016 are incorporated by reference in this Item 9.01(a) from Supervalu’s Annual Report on Form 10-K for the year ended February 24, 2018, filed with the SEC on April 24, 2018.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined financial statements for the fiscal year (52 weeks) ended July 28, 2018 and for the first fiscal quarter (13 Weeks) ended October 27, 2018, and the notes to such unaudited pro forma condensed combined financial statements, all giving effect to the acquisition of Supervalu, are filed as Exhibit 99.3 and incorporated herein by reference.
(d)  Exhibits.

Exhibit Number	Description
23.1	Consent of KPMG LLP, independent registered public accounting firm for SUPERVALU INC.
99.1
Unaudited condensed consolidated financial statements of SUPERVALU INC. as of September 8, 2018 and February 24, 2018, and for the 12 and 28 weeks ended September 8, 2018 and September 9, 2017 are incorporated by reference from SUPERVALU INC.’s Quarterly Report on Form 10-Q filed with the SEC on October 15, 2018.

99.2
Audited consolidated financial statements of SUPERVALU INC. as of February 24, 2018 and February 25, 2017, and for the fiscal years ended February 24, 2018, February 25, 2017 and February 27, 2016 are incorporated by reference from SUPERVALU INC.’s Annual Report on Form 10-K filed with the SEC on April 24, 2018.

99.3	Unaudited pro forma condensed combined financial statements for the fiscal year (52 weeks) ended July 28, 2018 and for the first fiscal Quarter (13 Weeks) ended October 27, 2018.
99.4	Unaudited pro forma presentation of Adjusted EBITDA, a non-GAAP measure.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED NATURAL FOODS, INC.

		By:	/s/ Michael P. Zechmeister
		Name:	Michael P. Zechmeister
		Title:	Chief Financial Officer
(Principal Financial Officer)
Date:	January 4, 2019